PRESS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Ralph “Gene” Coffman, Jr. (606) 324-7196

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS THAT SHAREHOLDERS VOTE THE WHITE PROXY CARD “FOR” POAGE BANKSHARES, INC. DIRECTOR NOMINEES AND NOT TO VOTE FOR THE DISSIDENT SHAREHOLDER NOMINEE

Ashland, Kentucky – May 7, 2014. Poage Bankshares, Inc., (Nasdaq: PBSK) (“Poage” or the “Company”), the holding company for Home Federal Savings and Loan Association (“Home Federal”), today announced that leading proxy voting advisory and corporate governance services firm Institutional Shareholder Services Inc. (“ISS”) has issued a report advising Poage shareholders to vote the WHITE proxy card “FOR” the Poage director nominees and withhold voting on the dissident shareholder’s nominee. The Company’s 2014 Annual Meeting of Shareholders (“Annual Meeting”) will be held on May 20, 2014.

Ralph “Gene” Coffman, Jr., President and Chief Executive Officer of Poage, commented “We are pleased that the ISS report highlights the efforts that Poage’s management has undertaken towards sustainable growth of Poage and Home Federal and our commitment to increasing shareholder value. We urge Poage’s shareholders to vote “FOR” our director nominees and withhold voting for the dissident shareholder’s nominees.”

In reaching its conclusion to support Poage’s director nominees, ISS carefully analyzed the positions of both Poage and the dissident shareholder. In its report, ISS noted the following:

•	Poage has delivered greater total shareholder return as compared to its peer group since going public
•	Poage’s net interest margin has increased over the past three years and now exceeds the median of its peer group
•	Poage’s median non-performing assets “significantly outperformed” its peer group, which indicates the quality of Poage’s loan underwriting and its attentiveness to risk management
•	Poage’s “performance on the key blocking-and-tackling metrics of bank management suggests management has in fact been keenly attuned to building the sustainability of the business even as it looked for growth through organic means and acquisition. It is too short a time period to tell, with any certainty, whether Poage is likely to be a long-term success as a consolidator – one would certainly want to see performance over a meaningful period now that the Town [Square] acquisition has closed – but the evidence to date does not indicate management’s execution on the board’s strategy for the company has been ineffective.”
•	The improvement in Poage’s price/tangible book value has outpaced the median of its peers from 2011 through 2013
•	The price Poage paid for Town Square based on Price/Tangible Book Value “appears relatively inexpensive” compared to nine comparable transactions since April 2013 (105% TBV paid by Poage compared to a median Price/TBV of 126%)
•	The Town Square transaction is “consistent with the [Company’s] long-established strategic plan which drove the [Company] to demutualize and [undertake an] IPO in the first place.”
•	The Town Square acquisition “substantially and quickly diversifies the [Company’s] loan portfolio and deposit base, and adds new senior management with deep experience in commercial banking in [the Company’s] geographic market…”
•	ISS Conclusion and Recommendation: The dissidents have not made a compelling case for change, and a shareholder vote on the WHITE management proxy card FOR the three management nominees is warranted.

Poage urges its shareholders to support the Company’s director nominees by immediately completing and returning their WHITE proxy card or by submitting proxies by telephone or through the Internet. If you require any assistance in voting your shares, please contact our proxy solicitor, Phoenix Advisory Partners, toll free at (877) 478-5038.

About Poage Bankshares, Inc.

Poage Bankshares, Inc. is the savings and loan holding company for Home Federal Savings and Loan Association. Home Federal, originally chartered in 1889 and headquartered in Ashland, Kentucky, conducts its operations from 10 full-service banking offices located in Ashland, Cannonsburg, Flatwoods, South Shore, Louisa, Greenup, Nicholasville, and Catlettsburg, Kentucky, and from a commercial loan production office in Cincinnati, Ohio.

Important Information

This material may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s Annual Meeting. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement and any and all supplements and amendments thereto because they contain important information.  Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov.  The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at 1500 Carter Avenue, Ashland, Kentucky 41101.

Certain Information Concerning Participants

The Company, its directors and its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting.  Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Proxy Statement related to its Annual Meeting, filed with the SEC on April 11, 2014.

Forward-Looking Statements

This press release and other reports issued by the Company, including reports filed with the SEC, contain “forward-looking statements” that deal with future results, expectations, plans and performance.  These forward-looking statements might include one or more of the following: projections of our operating results and financial condition; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and use and descriptions of assumptions and estimates underlying or relating to such matters. Forward-looking statements can be identified by the fact they do not relate strictly to historical or current facts.  They often include words such as “look-forward,” “pleased,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may”.

Forward-looking statements about the Company’s expected financial results and other plans are subject to certain risks, uncertainties and assumptions.  These include, but are not limited to the following: difficulties or unexpected developments related to the integration of the businesses following the acquisition of Town Square Financial Corporation; possible legislative changes and adverse economic, business and competitive conditions and developments; expenses related to the proxy contest with dissident stockholders; deposit outflows, reduced demand for financial services and loan products; changes in accounting policies or guidelines, or in monetary and fiscal policies of the federal government; changes in credit and other risks posed by the Company’s loan portfolios; the ability or inability of the Company to manage interest rate and other risks; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation; and the other risks detailed from time to time in the Company’s SEC filings. Forward-looking statements speak only as of the date they are made.  The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  Although the Company believes its expectations are reasonable, it can give no assurance that such expectations will prove to be correct.  Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in any forward-looking statements.